                                                                 EXHIBIT (h)(15)

                                    FORM OF
                             SCHEDULE OF PORTFOLIOS
                                AGENCY AGREEMENT

                              Blue Chip Portfolio
                          Aggressive Growth Portfolio
                          Aggressive Equity Portfolio
                           Emerging Markets Portfolio
                         Diversified Research Portfolio
                           Small-Cap Equity Portfolio
                       International Large-Cap Portfolio
                                Equity Portfolio
                           I-Net Tollkeeper Portfolio
                          Financial Services Portfolio
                           Health Sciences Portfolio
                              Technology Portfolio
                          Telecommunications Portfolio
                            Multi-Strategy Portfolio
        Large-Cap Core Portfolio (formerly the Equity Income Portfolio)
                              Growth LT Portfolio
                           Strategic Value Portfolio
                              Focused 30 Portfolio
                            Mid-Cap Value Portfolio
                         International Value Portfolio
                        Capital Opportunities Portfolio
                            Mid-Cap Growth Portfolio
                            Global Growth Portfolio
                             Equity Index Portfolio
                           Small-Cap Index Portfolio
                                 REIT Portfolio
                             Managed Bond Portfolio
                          Inflation Managed Portfolio
                             Money Market Portfolio
                           High Yield Bond Portfolio
                            Equity Income Portfolio
                               Research Portfolio
                           Large-Cap Value Portfolio

Effective ____________, 2002 agreed to and accepted by:

PACIFIC SELECT FUND

By:__________________________________  Attest:______________________________
   Name:  Thomas C. Sutton                    Name:  Audrey L. Milfs
   Title: Chairman of the Board and           Title: Secretary
          Trustee

STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A.

By:__________________________________  Attest:______________________________
                                       By:
STATE STREET BANK AND TRUST COMPANY

By: __________________________________  Attest:______________________________
                                               By: